Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 7/31/01
Distribution Date: 08/27/01
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Balances
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                                                                                   Initial             Period End
    Securitization Value                                                    $1,547,538,089         $1,189,302,864
    Reserve Account                                                            $81,245,750           $104,458,821
    Class A-1 Notes                                                           $180,000,000                     $0
    Class A-2 Notes                                                           $600,000,000           $421,764,775
    Class A-3 Notes                                                           $300,000,000           $300,000,000
    Class A-4 Notes                                                           $389,660,000           $389,660,000
    Subordinated Note                                                          $30,951,089            $30,951,089
    Class B Certificates                                                       $46,927,000            $46,927,000

Current Collection Period
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    Beginning Securitization Value                                          $1,245,806,024
       Principal Reduction Amount                                              $56,503,160
    Ending Securitization Value                                             $1,189,302,864

    Calculation of Required 2000-A SUBI Collection Account Amount
       Collections
           Receipts of Monthly Payments                                        $25,033,523
           Sale Proceeds                                                        $8,922,994
           Termination Proceeds                                                $32,781,438
           Recovery Proceeds                                                      $624,876
       Total Collections                                                       $67,362,831

       Servicer Advances                                                       $13,128,834
       Reimbursement of Previous Servicer Advances                            ($10,802,970)

    Required 2000-A SUBI Collection Account Amount                             $69,688,695

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                    $18,936,005
    Current Period Monthly Payment Advance                                      $1,702,464
    Current Period Sales Proceeds Advance                                      $11,426,370
    Current Reimbursement of Previous Servicer Advance                        ($10,802,970)
    Ending Period Unreimbursed Previous Servicer Advances                      $21,261,869

Collection Account
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    Deposits to 2000-A SUBI Collection Account                                 $69,688,695
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                                           $1,038,172
       Note Distribution Account Deposit                                        $6,476,262
       Reserve Fund Deposit - Subordinated Noteholder Interest                    $180,548
       Certificate Distribution Account Deposit                                   $273,741
       Monthly Principal Distributable Amount                                  $56,503,160
       Reserve Fund Deposit - Excess Collections                                $5,216,813
       Payments to Transferor                                                           $0
    Total Distributions from 2000-A SUBI Collection Account                    $69,688,695

Note Distribution Account
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    Amount Deposited from the Collection Account                               $62,979,422
    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Noteholders                                                 $62,979,422

Certificate Distribution Account
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    Amount Deposited from the Collection Account                                  $273,741
    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Certificateholders                                             $273,741

                                                                     Page 1 of 2

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 7/31/01
Distribution Date: 08/27/01
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Distributions
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    Monthly Principal Distributable Amount                       Current Payment         Ending Balance  Per $1,000      Factor
    Class A-1 Notes                                                           $0                     $0       $0.00       0.00%
    Class A-2 Notes                                                  $56,503,160           $421,764,775      $94.17      70.29%
    Class A-3 Notes                                                           $0           $300,000,000       $0.00     100.00%
    Class A-4 Notes                                                           $0           $389,660,000       $0.00     100.00%
    Subordinated Note                                                         $0            $30,951,089       $0.00     100.00%
    Class B Certificates                                                      $0            $46,927,000       $0.00     100.00%

    Interest Distributable Amount                                Current Payment             Per $1,000
    Class A-1 Notes                                                           $0                  $0.00
    Class A-2 Notes                                                   $2,650,401                  $4.42
    Class A-3 Notes                                                   $1,660,000                  $5.53
    Class A-4 Notes                                                   $2,165,860                  $5.56
    Subordinated Note                                                   $180,548                  $5.83
    Class B Certificates                                                $273,741                  $5.83

Carryover Shortfalls
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                                                          Prior Period Carryover        Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                    $0                     $0          $0
    Class A-2 Interest Carryover Shortfall                                    $0                     $0          $0
    Class A-3 Interest Carryover Shortfall                                    $0                     $0          $0
    Class A-4 Interest Carryover Shortfall                                    $0                     $0          $0
    Subordinated Note Interest Carryover Shortfall                            $0                     $0          $0
    Certificate Interest Carryover Shortfall                                  $0                     $0          $0

Reserve Account
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    Beginning Period Required Amount                                $104,458,821
    Beginning Period Amount                                         $104,458,821
    Net Investment Earnings                                             $331,711
    Current Period Deposit                                            $5,397,361
    Reserve Fund Draw Amount                                                  $0
    Release of Excess Funds                                           $5,729,072
    Ending Period Required Amount                                   $104,458,821
    Ending Period Amount                                            $104,458,821

Residual Value Losses
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                                                                  Current Period             Cumulative
    Net Sale Proceeds                                                 $4,881,354            $17,799,816
    Residual Values                                                   $5,098,351            $18,760,225
    Residual Value Losses                                               $216,997               $960,409

Receivables Data
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    Beginning of Period Lease Balance                             $1,371,537,198
    End of Period Lease Balance                                   $1,310,557,881

    Delinquencies Aging Profile - End of Period Lease Balance      Dollar Amount             Percentage
       Current                                                    $1,207,288,760                 92.12%
       1-29 days                                                     $92,251,345                  7.04%
       30-59 days                                                     $8,798,312                  0.67%
       60-89 days                                                     $1,560,400                  0.12%
       90-119 days                                                      $320,520                  0.02%
       120+ days                                                        $338,545                  0.03%
       Total                                                      $1,310,557,881                100.00%
       Delinquent Receivables +30 days past due                      $11,017,776                  0.84%

    Credit Losses                                                 Current Period             Cumulative
       Liquidated Lease Balance                                         $647,837             $3,895,577
       Liquidation Proceeds                                             $537,326             $2,770,683
       Recovery Proceeds                                                  $1,821                $35,535
       Net Credit Losses                                                $108,690             $1,089,359

Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

                                                                     Page 2 of 2